UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:   January 31, 2006


ITEM 1.       REPORTS TO STOCKHOLDERS.


AllianceBernstein Growth Fund


Semi-Annual Report


January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




March 21, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests principally in a portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time. The Fund can invest in foreign securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 3000 Growth Index, for the six- and 12-month periods ended January 31, 2006. For a comparison to the broad market, returns are also provided for the S&P 500 Stock Index.

Investment Results

For the six-month period ended January 31, 2006, the Fund outperformed its benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. Relative performance benefited, in particular, from a number of holdings in the technology and oil services sectors. Several individual positions in technology and consumer manufacturing adversely affected the Fund's six-month returns.

For the 12-month period ended January 31, 2006, the Fund again outperformed its growth benchmark and the broad market. The Fund's outperformance reflected generally favorable stock selection across the technology, health care, financial services and consumer sectors while several individual positions in technology and finance detracted from results.

Market Review and Investment Strategy

The U.S. equity markets produced moderate returns for the 12-month period ended January 31, 2006, with the S&P 500 Stock Index achieving a 10.37% return. Growth stocks approximated this result with the Russell 3000 Growth Index producing an 11.57% return.

While 2005 presented significant economic and investment challenges, in particular escalating energy prices and monetary tightening, U.S. economic growth sustained a 3.5% to 4.2% pace of expansion through the first three quarters of the year. Corporate profit growth was robust and, in many cases, better than anticipated, reinforced by continued impressive growth of cash flow and record balance-sheet liquidity.

The Fund's performance also reflected strong earnings growth. Consensus expectations for 2005 Russell 3000 Growth Index earnings were initially for 15% growth as the year commenced, rising to end the year at 19%. This, in and of itself, is an interesting contrast with the comparatively modest calendar 2005 equity return of 5.2% for the index. In comparison, the Fund began the year with consensus-expected 2005 earnings growth of 20%--one-third ahead of that projected for the bench-


ALLIANCEBERNSTEIN GROWTH FUND o 1


mark. This rose steadily over the course of the year to a revised full-year growth of 30% which is 50% above initial consensus projections and 58% faster growth than that of the Russell 3000 Growth Index.

The past five years have seen an extraordinary compression in equity valuations with the relative valuation accorded many leading and relatively consistent growth stocks at historically modest levels. Accordingly, the Fund's portfolio manager has sought to build the Fund around successful, often dominant companies that exhibit superior growth characteristics. Over the past five years, the Fund's holdings achieved average compound growth in revenues per share of 16%, approximately double that attained by the Russell 3000 Growth Index (9%) and the S&P 500 Stock Index (7%). Similarly, over the past five years, Portfolio earnings per share compounded at 27%, almost twice that of the Russell benchmark (15%) and almost 2.5 times the S&P 500 (12%).


2 o ALLIANCEBERNSTEIN GROWTH FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 3000 Growth Index, the unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARK                       ----------------------------
PERIODS ENDED JANUARY 31, 2006                   6 Months           12 Months
-----------------------------------------------------------------------------
AllianceBernstein Growth Fund
  Class A                                         10.04%              20.99%
  Class B                                          9.66%              20.10%
  Class C                                          9.68%              20.14%
  Advisor Class                                   10.23%              21.39%
  Class R**                                       10.09%              19.50%*
  Class K**                                       10.16%              19.68%*
  Class I**                                       10.35%              20.01%*

Russell 3000 Growth Index                          4.51%              11.57%

S&P 500 Stock Index                                4.67%              10.37%


*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006

                                    NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                    20.99%            15.85%
5 Years                                   -1.68%            -2.54%
10 Years                                   6.87%             6.40%

Class B Shares
1 Year                                    20.10%            16.10%
5 Years                                   -2.42%            -2.42%
10 Years(a)                                6.25%             6.25%

Class C Shares
1 Year                                    20.14%            19.14%
5 Years                                   -2.39%            -2.39%
10 Years                                   6.11%             6.11%

Advisor Class Shares+
1 Year                                    21.39%            21.39%
5 Year                                    -1.39%            -1.39%
Since Inception*                           6.58%             6.58%

Class R Shares+
Since Inception*                          19.50%            19.50%

Class K Shares+
Since Inception*                          19.68%            19.68%

Class I Shares+
Since Inception*                          20.01%            20.01%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)

                                                      SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                       6.89%
5 Years                                                     -2.22%
10 Years                                                     6.27%

Class B Shares
1 Year                                                       6.75%
5 Years                                                     -2.11%
10 Years(a)                                                  6.11%

Class C Shares
1 Year                                                       9.82%
5 Years                                                     -2.08%
10 Years                                                     5.97%

Advisor Class Shares
1 Year                                                      11.95%
5 Year                                                      -1.07%
Since Inception*                                             6.17%

Class R Shares+
Since Inception*                                            14.72%

Class K Shares+
Since Inception*                                            14.90%

Class I Shares+
Since Inception*                                            15.18%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares. Since inception returns for Class R, Class K and Class I shares are cumulative, not annualized.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GROWTH FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                         Ending
                   Account Value                   Account Value                   Expenses Paid
                  August 1, 2005                 January 31, 2006                  During Period*
              -----------------------       ---------------------------       -----------------------
              Actual     Hypothetical         Actual     Hypothetical**       Actual     Hypothetical
              ------     ------------       ---------    --------------       ------     ------------
Class A       $1,000        $1,000          $1,100.37      $1,017.14          $ 8.47        $ 8.13
Class B       $1,000        $1,000          $1,096.59      $1,013.41          $12.37        $11.88
Class C       $1,000        $1,000          $1,096.79      $1,013.56          $12.21        $11.72
Advisor
  Class       $1,000        $1,000          $1,102.27      $1,018.65          $ 6.89        $ 6.61
Class R       $1,000        $1,000          $1,100.87      $1,017.54          $ 8.05        $ 7.73
Class K       $1,000        $1,000          $1,101.64      $1,018.20          $ 7.36        $ 7.07
Class I       $1,000        $1,000          $1,103.46      $1,019.81          $ 5.67        $ 5.45

* Expenses are equal to the classes' annualized expense ratios of 1.60%, 2.34%, 2.31%, 1.30%, 1.52%, 1.39% and 1.07%, respectively, multiplied by the average account value over the period, multiplied by 184 / 365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GROWTH FUND o 7


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,910.5

SECTOR BREAKDOWN*

o   35.5%   Technology
o   19.0%   Health Care
o   18.2%   Finance
o   10.0%   Consumer Services
o    8.0%   Consumer Manufacturing               [PIE CHART OMITTED]
o    3.5%   Energy
o    2.0%   Capital Goods
o    1.5%   Aerospace & Defense
o    1.0%   Multi-Industry Companies
o    0.9%   Consumer Staples
o    0.4%   Basic Industry


TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)


                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Legg Mason, Inc.                            $  91,671,960             4.8%
Google, Inc., Cl.A                             84,440,425             4.4
QUALCOMM, Inc.                                 78,424,192             4.1
WellPoint, Inc.                                75,302,400             4.0
Marvell Technology Group, Ltd.                 74,861,743             3.9
Apple Computer, Inc.                           72,887,160             3.8
Broadcom Corp., Cl.A                           71,023,480             3.7
Schlumberger, Ltd.                             66,350,470             3.5
The Goldman Sachs Group, Inc.                  63,619,000             3.3
American International Group, Inc.             60,714,150             3.2
                                            $ 739,294,980            38.7%

* All data are as of January 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN GROWTH FUND


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-100.0%

Technology-35.5%
Communications Equipment-6.7%
Corning, Inc.(a)                                143,650     $  3,497,878
Juniper Networks, Inc.(a)*                    2,575,400       46,692,002
QUALCOMM, Inc.                                1,635,200       78,424,192
                                                             ------------
                                                             128,614,072

Computer Hardware/Storage-5.8%
Apple Computer, Inc.(a)                         965,265       72,887,160
EMC Corp.(a)                                  2,783,600       37,300,240
                                                             ------------
                                                             110,187,400

Computer Services-1.0%
Infosys Technologies, Ltd. (ADR)*               240,590       18,349,799

Computer Software-1.6%
Comverse Technology, Inc.(a)                    321,900        8,816,841
SAP AG (ADR)*                                   406,200       20,866,494
                                                             ------------
                                                              29,683,335

Internet Media-5.9%
Google, Inc. Cl.A(a)                            194,900       84,440,425
Yahoo!, Inc.(a)*                                843,400       28,962,356
                                                             ------------
                                                             113,402,781

Semi-Conductor Components-10.2%
Advanced Micro Devices, Inc.(a)               1,183,400       49,537,124
Broadcom Corp. Cl.A(a)                        1,041,400       71,023,480
Marvell Technology Group, Ltd.(a)             1,094,150       74,861,743
                                                             ------------
                                                             195,422,347

Software-2.1%
Autodesk, Inc.                                  227,700        9,242,343
Business Objects S.A. (ADR)(a)*                 308,700       12,811,050
Microsoft Corp.                                 343,100        9,658,265
NAVTEQ Corp.(a)*                                192,200        8,631,702
                                                             ------------
                                                              40,343,360

Miscellaneous-2.2%
Amphenol Corp. Cl.A*                            844,000       42,900,520
                                                             ------------
                                                             678,903,614

Health Care-19.0%
Biotechnology-4.5%
Affymetrix, Inc.(a)*                            297,750       11,368,095
Genentech, Inc.(a)                              562,400       48,321,408
Gilead Sciences, Inc.(a)*                       439,100       26,728,017
                                                             ------------
                                                              86,417,520


ALLIANCEBERNSTEIN GROWTH FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Drugs-3.6%
Eli Lilly & Co.                                 197,200    $  11,165,464
Merck & Co., Inc.                               111,500        3,846,750
Teva Pharmaceutical Industries, Ltd. (ADR)*   1,262,200       53,807,586
                                                             ------------
                                                              68,819,800

Medical Products-4.5%
Alcon, Inc.*                                    334,700       42,814,824
St. Jude Medical, Inc.(a)*                      856,200       42,065,106
                                                             ------------
                                                              84,879,930

Medical Services-6.4%
Caremark Rx, Inc.(a)                            561,300       27,672,090
Unitedhealth Group, Inc.                        335,800       19,953,236
WellPoint, Inc.(a)                              980,500       75,302,400
                                                             ------------
                                                             122,927,726
                                                             ------------
                                                             363,044,976

Finance-18.2%
Banking-Money Center-1.0%
JPMorgan Chase & Co.                            505,800       20,105,550

Brokerage & Money Management-10.3%
Legg Mason, Inc.*                               706,800       91,671,960
Merrill Lynch & Co., Inc.*                      297,100       22,303,297
The Charles Schwab Corp.                      1,247,000       18,443,130
The Goldman Sachs Group, Inc.                   450,400       63,619,000
                                                             ------------
                                                             196,037,387

Insurance-3.2%
American International Group, Inc.              927,500       60,714,150

Miscellaneous-3.7%
Citigroup, Inc.                               1,248,300       58,145,814
State Street Corp.*                             201,200       12,164,552
                                                             ------------
                                                              70,310,366
                                                             ------------
                                                             347,167,453

Consumer Services-10.0%
Advertising-0.8%
Getty Images, Inc.(a)*                          190,100       15,521,665

Apparel-1.0%
Coach, Inc.(a)                                  273,500        9,832,325
Urban Outfitters, Inc.(a)*                      361,300        9,867,103
                                                             ------------
                                                              19,699,428

Retail-General Merchandise-5.9%
eBay, Inc.(a)                                 1,271,100       54,784,410
Lowe's Cos., Inc.                               827,625       52,595,569
The Home Depot, Inc.                             93,900        3,807,645
Williams-Sonoma, Inc.(a)*                        37,200        1,479,816
                                                             ------------
                                                             112,667,440


10 o ALLIANCEBERNSTEIN GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-2.3%
Iron Mountain, Inc.(a)*                         444,400    $  18,522,592
Strayer Education, Inc.*                        156,700       13,877,352
The Corporate Executive Board Co.               132,000       11,106,480
                                                             ------------
                                                              43,506,424
                                                             ------------
                                                             191,394,957

Consumer Manufacturing-8.0%
Building & Related-7.8%
Centex Corp.                                    568,200       40,563,798
D.R. Horton, Inc.*                              501,765       18,725,870
Lennar Corp. Cl.A*                              554,700       34,702,032
NVR, Inc.(a)*                                    48,550       38,560,837
Pulte Homes, Inc.*                              431,500       17,216,850
                                                             ------------
                                                             149,769,387

Textile Products-0.2%
Building Materials Holding Corp.*                48,500        3,839,745
                                                             ------------
                                                             153,609,132

Energy-3.5%
Oil Service-3.5%
Schlumberger, Ltd.*                             520,600       66,350,470

Capital Goods-2.0%
Machinery-0.7%
Actuant Corp. Cl.A                              223,300       12,783,925

Miscellaneous-1.3%
General Electric Co.                            214,500        7,024,875
United Technologies Corp.                       311,920       18,206,770
                                                             ------------
                                                              25,231,645
                                                             ------------
                                                              38,015,570

Aerospace & Defense-1.5%
L-3 Communications Holdings, Inc.               183,600       14,875,272
The Boeing Co.                                  190,900       13,040,379
                                                             ------------
                                                              27,915,651

Multi-Industry Companies-1.0%
Danaher Corp.*                                  341,900       19,365,216

Consumer Staples-0.9%
Household Products-0.4%
The Procter & Gamble Co.                        129,100        7,646,593

Retail-Food & Drug-0.5%
Whole Foods Market, Inc.                        129,400        9,558,778
                                                             ------------
                                                              17,205,371


ALLIANCEBERNSTEIN GROWTH FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Basic Industry-0.4%
Chemicals-0.4%
Hexcel Corp.(a)                                 366,000   $    7,638,420

Total Common Stocks
  (cost $1,196,903,946)                                    1,910,610,830

Total Investments Before Security Lending
  Collateral-100.0%
  (cost $1,196,903,946)                                    1,910,610,830

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-17.1%
Short-Term Investments
UBS Private Money Market Fund, LLC, 4.35%
  (cost $325,772,415)                       325,772,415      325,772,415

Total Investments-117.1%
  (cost $1,522,676,361)                                    2,236,383,245
Other assets less liabilities-(17.1%)                       (325,929,575)

Net Assets-100%                                          $ 1,910,453,670

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)


Assets
Investments in securities, at value
  (cost $1,522,676,361--including investment of cash
  collateral for securities loaned of $325,772,415)         $ 2,236,383,245(a)
Receivable for investment securities sold                        29,747,671
Receivable for shares of beneficial interest sold                13,953,727
Dividends and interest receivable                                   230,699
Total assets                                                  2,280,315,342

Liabilities
Due to custodian                                                    981,336
Payable for collateral on securities loaned                     325,772,415
Payable for investment securities purchased                      20,301,510
Payable for shares of beneficial interest redeemed               17,764,887
Advisory fee payable                                              1,217,421
Transfer Agent fee payable                                          585,568
Distribution fee payable                                            260,351
Accrued expenses and other liabilities                            2,978,184
Total liabilities                                               369,861,672
Net Assets                                                  $ 1,910,453,670

Composition of Net Assets
Shares of beneficial interest, at par                         $         567
Additional paid-in capital                                    2,723,503,252
Accumulated net investment loss                                 (15,020,536)
Accumulated net realized loss on investment transactions     (1,511,726,443)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                   713,696,830
                                                             $1,910,453,670

Calculation of Maximum Offering Price Per Share
                                                      Net Asset Value and:
                                                     ----------------------
                                      Shares         Offering    Redemption
Class           Net Assets         Outstanding         Price        Price
-------------------------------------------------------------------------------
A             $1,156,722,593        29,469,288        $40.99*      $39.25
B             $  506,348,001        18,665,594        $27.13           --
C             $  203,486,794         7,481,895        $27.20           --
Advisor       $   43,826,653         1,081,756        $40.51       $40.51
R             $       45,600             1,161        $39.29       $39.29
K             $       11,969            304.14        $39.35       $39.35
I             $       12,060            305.65        $39.46       $39.46

* Represents the maxumum offering price per share which includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $310,981,783 (see Note E).

     See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)


Investment Income
Dividends (net of foreign taxes withheld
  of $61,452)                                $   3,491,953
Interest                                           109,585          $3,601,538

Expenses
Advisory fee                                     7,007,972
Distribution fee--Class A                        1,645,082
Distribution fee--Class B                        2,679,421
Distribution fee--Class C                          992,591
Distribution fee--Class R                               97
Distribution fee--Class K                               14
Transfer agency--Class A                         1,980,449
Transfer agency--Class B                         1,093,373
Transfer agency--Class C                           370,704
Transfer agency--Advisor Class                      68,013
Transfer agency--Class R                                16
Transfer agency--Class K                                12
Transfer agency--Class I                                 6
Printing                                         2,241,211
Custodian                                          195,325
Registration fees                                  104,986
Audit                                               29,814
Trustees' fees                                      15,717
Legal                                                9,143
Miscellaneous                                      217,975
Total expenses                                  18,651,921
Less: expense offset arrangement
  (see Note B)                                     (58,467)
Net expenses                                                        18,593,454
Net investment loss                                                (14,991,916)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on investment
  transactions                                                     129,429,498
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       60,550,598
  Foreign currency denominated assets
    and liabilities                                                     (4,340)
Net gain on investment and foreign
  currency transactions                                            189,975,756
Net Increase in Net Assets from
  Operations                                                     $ 174,983,840

See notes to financial statements.


14 o ALLIANCEBERNSTEIN GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS


                                           Six Months Ended        Year Ended
                                           January 31, 2006          July 31,
                                             (unaudited)              2005
                                           ----------------     ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                        $   (14,991,916)     $  (25,513,257)
Net realized gain on investment
  transactions                                 129,429,498         231,263,207
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            60,546,258         175,225,066
Net increase in net assets from
  operations                                   174,983,840         380,975,016

Transactions in Shares of Beneficial
Interest
Net decrease                                  (153,319,081)       (418,715,624)
Total increase (decrease)                       21,664,759         (37,740,608)

Net Assets
Beginning of period                          1,888,788,911       1,926,529,519
End of period (including accumulated
  net investment loss of ($15,020,536)
  and ($28,620), respectively)             $ 1,910,453,670     $ 1,888,788,911

See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH FUND o 15


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Growth Fund (the "Fund"), a series of The AllianceBernstein Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference


16 o ALLIANCEBERNSTEIN GROWTH FUND


to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note K) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN GROWTH FUND o 17


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital


18 o ALLIANCEBERNSTEIN GROWTH FUND


accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $3 billion, .70% of the next $1 billion, .65% of the next $1 billion, and .60% over $5 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note K). AGISmay make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $1,892,833 for the six months ended January 31, 2006.

For the the six months ended January 31, 2006, the Fund's expenses were reduced by $58,467 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares (see Note K). The Distributor has advised the Fund that it has retained front-end sales charges of $14,834 from the sale of Class A shares and received $6,027, $132,482 and $5,392, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively for the six months ended January 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006 amounted to $1,136,289, of which $0 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $28,623 owed to a trustee and a former trustee under the Trust's deferred compensation plan.


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to


ALLIANCEBERNSTEIN GROWTH FUND o 19


Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a "compensation" plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                              Purchases             Sales
                                            -------------       -------------
Investment securities (excluding
  U.S. government securities)               $ 495,259,496       $ 669,883,986
U.S. government securities                             -0-                 -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                   $ 720,743,472
Gross unrealized depreciation                                      (7,036,588)
Net unrealized appreciation                                     $ 713,706,884

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


20 o ALLIANCEBERNSTEIN GROWTH FUND


The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2006, the Fund had no transactions in written options.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and


ALLIANCEBERNSTEIN GROWTH FUND o 21


from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2006, the Fund had loaned securities with a value of $310,981,783 and received cash collateral which was invested in a money market fund valued at $325,772,415 as included in the accompanying portfolio of investments. For the six months ended January 31, 2006, the Fund earned fee income of $18,253 which is included in interest income in the accompanying statement of operations.


NOTE F
Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                   January 31, 2006   July 31,   January 31, 2006   July 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              948,994     1,781,597   $  35,095,938   $  55,694,831
Shares converted
  from Class B         1,588,477     4,309,832      58,510,183     138,663,827
Shares redeemed       (3,397,149)   (8,534,441)   (124,458,799)   (272,463,711)
Net decrease            (859,678)   (2,443,012)  $ (30,852,678)  $ (78,105,053)


22 o ALLIANCEBERNSTEIN GROWTH FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     January 31, 2006  July 31,   January 31, 2006   July 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold              502,044     1,203,604   $  12,802,487   $  26,538,483
Shares converted
  to Class A          (2,294,993)   (6,111,177)    (58,510,183)   (138,663,827)
Shares redeemed       (2,596,493)   (8,261,253)    (65,575,750)   (179,485,048)
Net decrease          (4,389,442)  (13,168,826)  $(111,283,446)  $(291,610,392)

Class C
Shares sold              323,953       520,449   $   8,295,681   $  11,491,823
Shares redeemed         (921,055)   (2,894,975)    (23,358,702)    (63,927,220)
Net decrease            (597,102)   (2,374,526)  $ (15,063,021)  $ (52,435,397)

Advisor Class
Shares sold              212,726       359,590   $   8,305,220   $  12,077,245
Shares redeemed         (114,841)     (260,966)     (4,434,306)     (8,692,925)
Net increase              97,885        98,624   $   3,870,914   $   3,384,320

                                        March 1,                     March 1,
                                      2005(a) to                    2005(a) to
                                    July 31, 2005                 July 31, 2005
                            ---------------------      ------------------------
Class R
Shares sold                  574           913        $ 20,715         $30,848
Shares redeemed             (326)           -0-        (11,565)             -0-
Net increase                 248           913        $  9,150         $30,848

Class K
Shares sold                   -0-          304        $     -0-        $10,000
Net increase                  -0-          304        $     -0-        $10,000

Class I
Shares sold                   -0-          306        $     -0-        $10,050
Net increase                  -0-          306        $     -0-        $10,050

(a)  Commencement of distributions.


NOTE G
Risks Involved In Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.


ALLIANCEBERNSTEIN GROWTH FUND o 23


Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2006.


NOTE I
Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2006 will be determined at the end of the current fiscal year. As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses             $ (1,638,949,187)(a)
Unrealized appreciation/(depreciation)                650,943,817(b)
Total accumulated earnings/(deficit)               $ (988,005,370)(c)

(a) On July 31, 2005, the Fund had a net capital loss carryforward of $1,638,949,187, of which $385,251,977 expires in the year 2009, $1,051,944,066 expires in the year 2010 and $201,753,144 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $229,241,449 of capital loss carryforward during the year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributed to deferred compensation.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

24 o ALLIANCEBERNSTEIN GROWTH FUND


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.


ALLIANCEBERNSTEIN GROWTH FUND o 25


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court acting against the Adviser either were voluntarily dismissed or removed to Federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to the federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted


26 o ALLIANCEBERNSTEIN GROWTH FUND


in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin


ALLIANCEBERNSTEIN GROWTH FUND o 27


Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Sourthern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that assets claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


28 o ALLIANCEBERNSTEIN GROWTH FUND


Note K
Subsequent Events

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.


ALLIANCEBERNSTEIN GROWTH FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                            Class A
                            ------------------------------------------------------------------------------------------------
                             Six Months
                               Ended                                      November 1,
                             January 31,        Year Ended July 31,         2002 to            Year Ended October 31,
                                2006         --------------------------     July 31,    ------------------------------------
                             (unaudited)         2005          2004         2003(a)        2002        2001       2000
                            ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period           $35.67             $29.05      $26.18        $22.56        $27.40      $52.42       $56.32

Income From Investment
  Operations
Net investment loss(b)            (.24)              (.32)       (.31)(c)      (.21)         (.28)       (.22)        (.17)
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  transactions                    3.82               6.94        3.18          3.83         (4.56)     (19.10)        3.71
Net increase (decrease)
  in net asset
  value from operations           3.58               6.62        2.87          3.62         (4.84)     (19.32)        3.54

Less: Distributions
Distributions from net
  realized gain on
  investment transactions           -0-                -0-         -0-           -0-           -0-      (5.70)       (7.44)
Net asset value,
  end of period                 $39.25             $35.67      $29.05        $26.18        $22.56      $27.40       $52.42

Total Return
Total investment return
  based on net asset
  value(d)                       10.04%             22.79%      10.96%        16.05%       (17.66)%    (40.50)%       5.96%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $1,156,722         $1,081,725    $951,903      $835,657      $715,438    $874,604   $1,656,689
Ratio to average net
  assets of:
  Expenses, net of
    waiver/reimbursement          1.60%(e)(f)        1.49%       1.51%         1.66%(e)      1.49%       1.28%        1.14%
  Expenses, before
    waiver/reimbursement          1.60%(e)(f)        1.49%       1.52%         1.66%(e)      1.49%       1.28%        1.14%
  Net investment loss            (1.21)%(e)(f)      (1.02)%     (1.05)%(c)    (1.18)%(e)    (1.04)%      (.61)%       (.30)%
Portfolio turnover rate             27%                41%         53%           29%           41%        115%          58%

See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                           Class B
                              ------------------------------------------------------------------------------------------------
                                Six Months
                                  Ended                                  November 1,
                               January 31,       Year Ended July 31,       2002 to            Year Ended October 31,
                                   2006        -----------------------     July 31,    ---------------------------------------
                               (unaudited)        2005        2004         2003(a)        2002         2001         2000
                              ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $24.74           $20.31      $18.44        $15.98          $19.56       $39.49       $44.40

Income From Investment
  Operations
Net investment loss(b)             (.26)            (.39)       (.37)(c)      (.23)           (.34)        (.34)        (.43)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                     2.65             4.82        2.24          2.69           (3.24)      (13.89)        2.96
Net increase (decrease)
  in net asset value from
  operations                       2.39             4.43        1.87          2.46           (3.58)      (14.23)        2.53

Less: Distributions
Distributions from net
  realized gain on
  investment
  transactions                       -0-              -0-         -0-           -0-             -0-       (5.70)       (7.44)
Net asset value,
  end of period                  $27.13           $24.74      $20.31        $18.44          $15.98       $19.56       $39.49

Total Return
Total investment return
  based on net asset
  value(d)                         9.66%           21.81%      10.14%        15.39%         (18.30)%     (40.93)%       5.18%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)              $506,348         $570,462    $736,526      $999,620      $1,131,628   $2,233,260   $5,042,755
Ratio to average net
  assets of:
  Expenses, net of waiver/
    reimbursement                  2.34%(e)(f)      2.24%       2.26%         2.41%(e)        2.22%        2.00%        1.86%
  Expenses, before waiver/
    reimbursement                  2.34%(e)(f)      2.24%       2.27%         2.41%(e)        2.22%        2.00%        1.86%
  Net investment loss             (1.96)%(e)(f)    (1.77)%     (1.80)%(c)    (1.94)%(e)      (1.77)%      (1.31)%      (1.02)%
Portfolio turnover rate              27%              41%         53%           29%             41%         115%          58%

See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                        Class C
                              ---------------------------------------------------------------------------------------------
                               Six Months
                                   Ended                                 November 1,
                               January 31,        Year Ended July 31,      2002 to            Year Ended October 31,
                                   2006        ------------------------    July 31,     -----------------------------------
                               (unaudited)        2005        2004         2003(a)        2002        2001         2000
                              ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $24.80           $20.35      $18.47        $16.00        $19.58      $39.52       $44.42

Income From Investment
  Operations
Net investment loss(b)             (.26)            (.38)       (.37)(c)      (.23)         (.33)       (.34)        (.43)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                     2.66             4.83        2.25          2.70         (3.25)     (13.90)        2.97
Net increase (decrease) in
  net asset value from
  operations                       2.40             4.45        1.88          2.47         (3.58)     (14.24)        2.54

Less: Distributions
Distributions from net
  realized gain on
  investment
  transactions                       -0-              -0-         -0-           -0-           -0-      (5.70)       (7.44)
Net asset value,
  end of period                  $27.20           $24.80      $20.35        $18.47        $16.00      $19.58       $39.52

Total Return
Total investment return
  based on net asset
  value(d)                         9.68%           21.87%      10.18%        15.44%       (18.28)%    (40.92)%       5.20%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)              $203,487         $200,381    $212,679      $236,358      $239,940    $419,382     $959,043
Ratio to average net
  assets of:
  Expenses, net of waiver/
    reimbursement                  2.31%(e)(f)      2.20%       2.22%         2.38%(e)      2.19%       1.98%        1.85%
  Expenses, before waiver/
    reimbursement                  2.31%(e)(f)      2.20%       2.24%         2.38%(e)      2.19%       1.98%        1.85%
  Net investment loss             (1.92)%(e)(f)    (1.73)%     (1.77)%(c)    (1.90)%(e)    (1.74)%     (1.29)%      (1.02)%
Portfolio turnover rate              27%              41%         53%           29%           41%        115%          58%

See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                   Advisor Class
                              -----------------------------------------------------------------------------------------
                               Six Months
                                   Ended                                November 1,
                               January 31,       Year Ended July 31,      2002 to            Year Ended October 31,
                                    2006       ----------------------     July 31,    ---------------------------------
                               (unaudited)        2005        2004        2003(a)       2002        2001         2000
                              -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $36.76          $29.85      $26.81       $23.05       $27.92      $53.17       $56.88

Income from Investment
  Operations
Net investment income
  (loss)(b)                        (.19)           (.23)       (.23)(c)     (.16)        (.20)       (.11)        (.02)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                     3.94            7.14        3.27         3.92        (4.67)     (19.44)        3.75
Net increase (decrease) in
  net asset value from
  operations                       3.75            6.91        3.04         3.76        (4.87)     (19.55)        3.73

Less: Distributions
Distributions from net
  realized gain on
  investment
  transactions                       -0-             -0-         -0-          -0-          -0-      (5.70)       (7.44)
Net asset value,
  end of period                  $40.51          $36.76      $29.85       $26.81       $23.05      $27.92       $53.17

Total Return
Total investment return
  based on net asset
  value(d)                        10.23%          23.15%      11.34%       16.31%      (17.44)%    (40.34)%       6.27%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)               $43,827         $36,167     $26,422      $16,994      $10,433     $19,087      $38,278
Ratio to average net
  assets of:
  Expenses, net of waiver/
    reimbursement                  1.30%(e)(f)     1.19%       1.21%        1.36%(e)     1.18%        .98%         .83%
  Expenses, before waiver/
    reimbursement                  1.30%(e)(f)     1.19%       1.22%        1.36%(e)     1.18%        .98%         .83%
  Net investment income
    (loss)                         (.91)%(e)(f)    (.72)%      (.75)%(c)    (.87)%(e)    (.73)%      (.30)%        .03%
Portfolio turnover rate              27%             41%         53%          29%          41%        115%          58%

See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                   Class R
                                           ------------------------
                                           Six Months
                                              Ended        March 1,
                                           January 31,   2005(g) to
                                               2006        July 31,
                                           (unaudited)       2005
                                           -----------    ----------
Net asset value, beginning of period          $35.69       $32.88

Income From Investment Operations
Net investment loss(b)                          (.23)        (.11)
Net realized and unrealized gain
  on investment and foreign
  currency transactions                         3.83         2.92
Net increase in net asset value
  from operations                               3.60         2.81
Net asset value, end of period                $39.29       $35.69

Total Return
Total investment return based on
  net asset value(d)                           10.09%        8.55%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $46          $32
Ratio to average net assets of:
  Expenses(e)                                   1.52%(f)     1.41%
  Expenses, before waiver/reimbursement(e)      1.52%(f)     0.00%
  Net investment loss(e)                       (1.13)%(f)    (.89)%
Portfolio turnover rate                           27%          41%

See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                   Class K
                                           ------------------------
                                            Six Months
                                               Ended      March 1,
                                            January 31,  2005(g) to
                                                2006      July 31,
                                           (unaudited)       2005
                                           -----------    ----------
Net asset value, beginning of period          $35.72       $32.88

Income From Investment Operations
Net investment loss(b)                          (.21)        (.08)
Net realized and unrealized gain
  on investment and foreign
  currency transactions                         3.84         2.92
Net increase in net asset value
  from operations                               3.63         2.84
Net asset value, end of period                $39.35       $35.72

Total Return
Total investment return based on
  net asset value(d)                           10.16%        8.64%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $12          $11
Ratio to average net assets of:
  Expenses(e)                                   1.39%(f)     1.09%
  Net investment loss(e)                       (1.01)%(f)    (.62)%
Portfolio turnover rate                           27%          41%

See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                   Class I
                                           ------------------------
                                            Six Months
                                               Ended      March 1,
                                            January 31,  2005(g) to
                                                2006      July 31,
                                           (unaudited)      2005
                                           -----------    ----------
Net asset value, beginning of period          $35.76       $32.88

Income From Investment Operations
Net investment loss(b)                          (.15)        (.05)
Net realized and unrealized gain
  on investment and foreign
  currency transactions                         3.85         2.93
Net increase in net asset value
  from operations                               3.70         2.88
Net asset value, end of period                $39.46       $35.76

Total Return
Total investment return based on
  net asset value(d)                           10.35%        8.76%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $12          $11
Ratio to average net assets of:
  Expenses(e)                                   1.07%(f)      .86%
  Net investment loss(e)                        (.68)%(f)    (.39)%
Portfolio turnover rate                           27%          41%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Commencement of distributions.


36 o ALLIANCEBERNSTEIN GROWTH FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)


A Special Meeting of the Stockholders of the AllianceBernstein Growth Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005 and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 19, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objective, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Directors of the Fund, each such Director to hold office until his or her successor is duly elected and qualified.

                                                Withheld
                                                Voted For           Authority
-------------------------------------------------------------------------------
Ruth Block                                     143,700,323           3,267,191
David H. Dievler                               143,749,857           3,217,657
John H. Dobkin                                 143,808,620           3,158,894
Michael J. Downey                              143,754,346           3,213,168
William H. Foulk, Jr.                          143,715,895           3,251,619
D. James Guzy                                  143,456,330           3,511,184
Marc O. Mayer                                  143,789,991           3,177,523
Marshall C. Turner, Jr.                        143,765,404           3,202,110

3. To amend, eliminate, or reclassify as non-fundamental of the fundamental investment restrictions regarding:

                                 Voted       Broker
                              Voted For      Against    Abstained     Non-Votes
-------------------------------------------------------------------------------
3.A.  Diversification        22,076,384    1,228,370      681,115     7,306,735
3.B.  Issuing Senior
      Securities             22,009,040    1,293,948      682,881     7,306,735
      and Borrowing Money
3.C.  Underwriting
      Securities             22,062,581    1,245,045      678,244     7,306,735
3.D.  Concentration of       22,092,738    1,232,300      660,831     7,306,735
      Investments
3.E.  Real Estate and        22,084,497    1,226,844      674,528     7,306,735
      Companies that
      Deal In Real Estate
3.F.  Commodity Contracts    21,998,071    1,311,890      675,908     7,306,735
      and Futures
      Contracts
3.G.  Loans                  21,981,364    1,318,069      686,436     7,306,735
3.H.  Joint Securities
      Trading                22,041,503    1,256,141      688,224     7,306,735
4.B.  The reclassification   21,072,680    1,008,962    1,904,227     7,306,735
      of the Fund's
      fundamental investment
      objective as
      non-fundamental with
      changes to the Fund's
      investment objective.


ALLIANCEBERNSTEIN GROWTH FUND o 37


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Alan E. Levi(2), Vice President
Emilie D. Wrapp, Clerk
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017



(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Multi-Cap Growth Team. Mr Alan Levi is the investment professional with the most significant responsibility for the day-to-day management of the Fund's portfolio.


38 o ALLIANCEBERNSTEIN GROWTH FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-------------------------------------------
Wealth Strategies Funds
-------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------
Blended Style Funds
-------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------
Growth Funds
-------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------
Value Funds
-------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------
Taxable Bond Funds
-------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------
Municipal Bond Funds
-------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

-------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------
Closed-End Funds
-------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------
Retirement Strategies Funds
-------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GROWTH FUND o 39


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.  Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services, including the performance of the Fund.


FUND ADVISORY FEES & EXPENSE RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                              Advisory Fee Based on % of
                                               Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.      First $2.5 billion                .75%
                                         Next $2.5 billion                 .65%
                                         Excess over $5 billion            .60%

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


40 o ALLIANCEBERNSTEIN GROWTH FUND


The table below shows expense ratio information for the Fund for its most recent fiscal year.

                                                Fiscal
                                                Expense Ratio          Year End
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.             Advisor-1.18%          July 31,
                                                Class A-1.48%            2004
                                                Class B-2.23%
                                                Class C-2.19%


I.   MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                                   Total Net Assets    Alliance Institutional
                                    03/31/05 ($MIL)        Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.      1,801       U.S. Growth Schedule
                                                     80 bp on 1st $25 m
                                                     50 bp on next $25 m
                                                     40 bp on next $50 m
                                                     30 bp on next $100 m
                                                     25 bp on the balance
                                                     Minimum account size $10 m


ALLIANCEBERNSTEIN GROWTH FUND o 41


The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                     Fee
---------------------------------------------------
Equity Growth                                  .80%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                     Lipper Group
                                            Fee          Median        Rank
-------------------------------------------------------------------------------
AllianceBernstein Growth
Fund, Inc.                                 0.750         0.737         8/13

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                             Lipper     Lipper     Lipper     Lipper
                            Expense    Universe   Universe     Group    Group
                             Ratio      Median      Rank       Rank     Median
-------------------------------------------------------------------------------
AllianceBernstein Growth
Fund, Inc.                   1.511       1.497      35/64      11/13      1.365

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

**   Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


42 o ALLIANCEBERNSTEIN GROWTH FUND


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GROWTH FUND o 43


After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                               Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.                                 $28,333

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                         12b-1 Fee         CDSC
                                         Received*       Received
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.    $14,684,984       $633,268

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                        AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.                    $5,274,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved

*    12b-1 amounts are gross amounts paid to ABIRM.


44 o ALLIANCEBERNSTEIN GROWTH FUND


services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                  Performance Year
                                           Rank in Performance Universe for
                                             Periods Ended March 31, 2005
-------------------------------------------------------------------------------
                                        1           3           5          10
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.   71/86       36/78       27/54       14/21


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005

ALLIANCEBERNSTEIN GROWTH FUND o 45


ALLIANCEBERNSTEIN GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GRO-0152-0106


ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.      CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT

     12 (b) (1)       Certification of Principal Executive Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c)           Certification of Principal Executive Officer and
Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President


Date:    March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President


Date:    March 31, 2006

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:    March 31, 2006